Exhibit 99.1

[LOGO] SKY

McDonald Investments Inc.

2003 Bank Conference

June 11, 2003

Forward-Looking Statement

This presentation contains forward-looking statements relating to the financial condition, results of operations and business of Sky Financial Group, Inc. Actual results could differ materially from those indicated. Among the important factors that could cause actual results to differ materially are interest rates, the success of the integration of the acquisitions, changes to the mix of the company’s business, competitive pressures, general economic conditions and the risk factors detailed in the Company’s periodic reports and registration statements filed with the Securities and Exchange Comission.

Sky Profile*

•	Formed from merger-of-equals in 1998

•	Eight regions consolidated under Sky name

•	254 financial centers serving communities in Ohio, Michigan, Pennsylvania, Indiana and W. Va

•	Headquartered in Bowling Green, OH

•	$12.7 billion in total assets

•	43rd largest publicly-owned holding company in U.S.

•	$1.9 billion market cap

* Pro forma including Metropolitan Financial, acquired on April 30, 2003

A Period of Rapid Growth

Assets ($Billions)
CAGR = 22%
$0.6
$4.2
$3.2
$4.9
$8.4
$9.2
$1.1
$9.9
$1.4
$11.3
1998
1999
2000
2001
2002
4/30/03

A Period of Rapid Growth

Assets ($Billions)

$0.6	$3.2	$8.4	$9.2	$1.1	$1.4
$4.2	$4.9			$9.9	$11.3

1998	1999	2000	2001	2002	4/30/03

Strategic Vision

1.    A community-based, integrated financial services company

2.    Led by strong regional presidents who “own” the delivery channels

3.    Characterized by high quality operations, product/business line experts, and state-of-the-art information systems

Sky Priorities

~ One Company ~ One Culture ~

• Organic Growth

• Growth of fee-based businesses

• Organizational synergies

• Sound asset quality

• Acquisitions

A Platform for Organic Growth

Our goal is to become the premier sales

and service organization in our regions

A focus on:

•	Regional delivery structure

•	Sky Trek process

•	Incentive compensation

A Strong Community Foundation

• Local empowerment and accountability

• Local board input

• Community leadership

• Corporate oversight and support

Sky Trek Sales and Service Results

FiNaps
Closed Referrals
(Thousands)
66
23
219
100
227
172
61
49
2H'00
2001
2002
1Q'03

Sky Trek Sales and Service Results

FiNaps Closed Referrals
(Thousands)
66		219		227		61
	23		100		172		49

2H’00		2001		2002		1Q’03

Building Relationships

Single-service
2-3 Services
4+ Services
54%
35%
11%
46%
41%
13%
2001
1Q'03

Building Relationships

Single-service 2-3 Services 4+ Services

54%			46%
	35%			41%
		11%			13%

2001			1Q’033

Incentive Compensation

    Drives Performance

•	Every employee included in plan

•	All have goals in four categories:

— Profitability

— Growth

— Asset quality

— Client service

•	All receive monthly scorecards on performance

•	Variable pay comprised 29.2% of total 2002 compensation

Fee-Based Business Growth

•	Rationalized fee-based businesses to leverage growth platform

•	Consolidated into centrally-managed businesses headed by experts:

— Sky Trust

— Sky Insurance

— Sky Investment Associates

•	Delivery through Sky banking regions via bank CEOs

Change in Fee Mix *

(Millions)
$160
$120
$80
$40
$0
$88
$94
$99
$120
$150
1998
1999
2000
2001
2002
CAGR = 12.7%
Insurance
Mortg. Banking
Service Charges
Bank Brokerage
Trust
Other

* Excluding discontinued operations

Change in Fee Mix *

	(Millions)
$160					$150	CAGR = 12.7%
$120				$120		Insurance
$80	$88	$94	$99			Mortg. Banking
$40						Service Charges
$0						Bank Brokerage
	1998	1999	2000	2001	2002	Trust
						Other

* Excluding discontinued operations

Today: A Diversified

Financial Services Company

• Mortgage servicing portfolio:	$3.0 billion

• Trust assets under administration:	$2.8 billion

• Brokerage volume:	$125 million

• Annual insurance premium volume:	$250 million

• Leading national originator of financing to dentists

Sky Financial Solutions

A Successful Restructuring

•	Redesigned in August 2000

•	1Q’03 portfolio $596 million

•	Six years of consistent credit quality

•	Returned to profitability 4Q’02

•	Forcasting continued growth in profitability in 2003 and beyond

Organizational Synergies

•	Core banking system conversion completed in May 2002

•	Implementation of enhanced profitability measurement and reporting

•	Roll-out of Enterprise, a new Windows, browser-based system for client information

•	Merger-related conversions completed within 30 days

A Diverse Loan Portfolio*

Residential Mtg. 10%
Commercial RE 34%
SFS 7%
Consumer 21%
C&I 28%

A Diverse Loan Portfolio*

Total Loans of $8.0 billion as of March 31, 2003

[PIE CHART]

Residential Mtg. 10%

SFS 7%

Consumer 21%

C&I 28%

Commercial RE 34%

Sound Asset Quality *

- Conservative credit culture
- Disciplined lending practices
- Consistent level of charge-offs

Sound Asset Quality *

Net Charge-Offs as a % Of Average Loans

0.46%		0.44%	0.55%	0.43%	• Conservative credit culture
	0.40%				• Disciplined lending practices
1Q’02	2Q’02	3Q’02	4Q’02	1Q’03	• Consistent level of charge-offs

Good Reserve Coverage

NPL as % of Total Loans* Reserves to Total Loans
	1.60%		1.58%		1.57%		1.54%		1.55%
.57%		.89%		.95%		.89%		.80%
		.56%		.63%		.60%		.51%
1Q’02		2Q’02		3Q’02		4Q’02		1Q’03

* Yellow bar represents non-performing commercial loans backed by A-rated sureties

A Successful Acquisition Strategy

• Enhancement of financial services product lines

• Building market share

• Expansion of geography into contiguous markets

—Three Rivers Bancorp: Closed October 1, 2002

—Metropolitan Financial Corp: Closed April 30, 2003

Three Rivers Bancorp

Cuyahoga
Trumball
Mercer
Venango
Clarion
Jefferson
Summit
Portage
Mahoning
Lawrence
Butler
Columbiana
Beaver
Stark
Armstrong
Indiana
Allegheny
Pittsburgh
Carroll
Hancock
Cambria
Tuskarawas
Westmoreland
Harrison
Washington
OH
PA
Belmont
Fayette
Somerset
Ohio
Financial Centers
Sky Bank
Three Rivers Bank

Three Rivers Bancorp

[MAP FINANCIAL CENTERS]

• Complementary PA footprint

• 6th largest share of attractive Pittsburgh market

• Since 9/30/02

—Core deposits up 6.3%

—Commercial loans up 5.3%

Metropolitan Financial Corp.

● 24 Metropolitan branches

Cleveland MSA
Lake
Ashtabula
Geauga
Cuyahoga
Lorain
Trumbull
Portage
Medina
Summit
Mahoning
Ashland
Wayne
Stark
Columbiana

Metropolitan Financial Corp.

• #12 share of $53 billion deposit Cleveland MSA

• Core deposit premium of less than 4%

• $2-3MM after-tax merger charge in 2Q’03

• Estimated cost savings of $8.3MM, or 30%

• 2 cents accretive to 2003 earnings

• 24 Metropolitan

[MAP CLEVELAND MSA]

Summary Financial Impact

(As of 3/31/03)

($000)	SKYF	METF	Pro Forma

Assets	11,347	1,341	12,688
Loans	7,965	991	8,956
Deposits	7,970	960	8,930
Equity	842	56	894
Market Cap[1]	1,916	NM	1,916
Branches	230	24	254

(1) Pricing information is for the close of trading on May 30, 2003

Sky Financial – 2Q'2003

MICHIGAN
Detroit
Toledo
INDIANA
Bowling Green
Findlay
OHIO
Columbus
Cleveland
Canton
Youngstown
Salineville
New Castle
Pittsburgh
PENNSYLVANIA
WEST VIRGINIA

Regions (L – R)

Sky Financial — 2Q’2003

[MAP]

Regions (L — R)

Mid Am

Ohio Bank

Greater Cleveland

Stark/Summit

Ohio Valley

Mahoning Valley

Western Pennsylvania

Pittsburgh

Sky Financial Goals:

•	10-12% EPS Growth
•	Top Quartile Performance

2002 Sky vs 100 Largest BHC’s*

(Net operating income)	Sky	Top Quartile	Median

ROE	18.6%	18.5%	16.1%
ROA	1.36%	1.59%	1.33%
Efficiency ratio	51.8%	51.8%	56.8%
NPL/Total loans	0.89%	0.45%	0.69%

* Excluding non-operating items

First Quarter Results

	1Q’2002	1Q’2003	% Change
Net Income	$31.7MM	$36.1MM	+13.9%
EPS	$0.38	$0.41	+7.9%
Loans (EOP)	$6.6B	$8.0B	+20.7%
Deposits (EOP)	$6.8B	$8.0B	+16.9%
ROE	19.11%	17.37%
ROA	1.38%	1.33%
Efficiency	51.15%	52.82%

Balance Sheet Growth

($Billions)
Loans
Deposits
$6.6
$6.8
$6.9
$6.9
$7.0
$6.8
$7.9
$7.6
$8.0
$8.0
1Q'02
2Q'02
3Q'02
4Q'02
1Q'03

Balance Sheet Growth

($Billions)	Loans Deposits
$6.6		$6.9		$7.0		$7.9		$8.0
	$6.8		$6.9		$6.8		$7.6		$8.0
1Q’02		2Q’02		3Q’02		4Q’02		1Q’03

Net Interest Margin (%)

3.95%	3.94%	3.90%	3.94%	3.87%
1Q’02	2Q’02	3Q’02	4Q’02	1Q’03

Diversified Revenue Growth

Fees as % of Total Revenues
$200
$160
$120
$80
$40
$0
28.1%
28.7%
29.4%
30.7%
29.3%
1Q'02
2Q'02
3Q'02
4Q'02
1Q'03
Net-interest income
Non-interest income
($ in Millions)

Diversified Revenue Growth

Fees as % of Total Revenues
$200
$160				30.7%
$120	28.1%	28.7%	29.4%		29.3%
$80
$40
$0
	1Q’02	2Q’02	3Q’02	4Q’02	1Q’03

Net-intersest income     Non-interest income

($ in Millions)

A Consistent Level of Efficiency

Efficiency Ratio
51.2%	52.0%	52.8%	51.1%	52.8%
1Q’02	2Q’02	3Q’02	4Q’02	1Q’03

Growing Operating EPS*

$0.34	$0.35	$0.37	$0.39	$0.38	$0.39	$0.40	$0.42	$0.41
1Q’01	2Q’01	3Q’01	4Q’01	1Q’02	2Q’02	3Q’02	4’02	1Q’03

* Excludes non-operating items

Our Vision is Clear

• Superior operating performance

• Balance sheet strength

• Aggressive performance goals

• High growth profile

Our Focus is Sharp

• Regional financial services model

• Sky Trek sales and service process

• Incentive-based compensation

• Asset quality orientation

Total Shareholder Returns

SKYF
Nasdaq Banks
Nasdaq
140 %
120 %
100 %
80 %
60 %
40 %
J-01
M-01
M-01
J-01
S-01
N-01
J-02
M-02
M-02
J-02
S-02
N-02
J-03
M-03
M-03

Total Shareholder Returns

SKYF        Nasdaq Banks        Nasdaq

[CHART]

Why Buy Sky

	2002	2003	2004
• Operating EPS*	$1.60	$1.73	$1.92
• Operating EPS growth*	10%	8%	11%
• P/E:**
—SKYF		12.3x	11.1x
—100 largest BHCs		14.0x	12.0x
—Banks $10-20 billion		13.4x	12.2x
• Dividend yield		3.8%

  * Consensus forecast 2003 and 2004

** Based on closing stock prices as of 5/30/03

[LOGO] SKY

Our Vision Is Clear.

Our Focus Is Sharp.